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Neuberger Berman Income Funds®

Neuberger Berman Cash Reserves	Neuberger Berman Government Money Fund

Neuberger Berman Institutional Liquidity Funds®

Neuberger Berman Treasury Fund

Neuberger Berman Institutional Liquidity Series®

Neuberger Berman Institutional Cash Fund	Neuberger Berman Prime Money Fund

Supplement to the Prospectuses dated July 29, 2008 and February 28, 2009

The following replaces the section entitled “Portfolio Managers” on page 7 of Neuberger Berman Cash Reserves’ Prospectus, on page 5 of Neuberger Berman Government Money Fund’s Prospectus, on page 34 of Neuberger Berman Treasury Fund’s Prospectus, on page 5 of Neuberger Berman Institutional Cash Fund’s Prospectus, and on page 10 of Neuberger Berman Prime Money Fund’s Prospectus:

Portfolio Managers

Thomas Sontag is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman LLC and Neuberger Berman Fixed Income LLC. He has managed portfolios for Neuberger Berman Fixed Income LLC since 2004. Before joining Neuberger Berman Fixed Income LLC, Mr. Sontag was a portfolio manager at another firm for six years.

Richard Grau is a Vice President of Neuberger Berman Management LLC, Neuberger Berman LLC, and Neuberger Berman Fixed Income LLC. Mr. Grau has been a portfolio manager at Neuberger Berman Fixed Income LLC since 2004.

The following information supplements Neuberger Berman Treasury Fund’s Prospectus:

Shares of the following series of Neuberger Berman Institutional Liquidity Funds are not available for sale: Money Market Portfolio, Prime Portfolio, Government Portfolio, Government Reserves Portfolio, Treasury Reserves Portfolio, Tax-Exempt Portfolio and Municipal Portfolio.

The date of this supplement is July 2, 2009.

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